SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

AMENDMENT NO. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 31, 2003

NUVELO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices)(Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

As set forth below, Nuvelo, Inc. hereby amends its Current Report on Form 8-K/A filed on February 14, 2003, in connection with the merger of Hyseq, Inc. and Variagenics, Inc. with Hyseq as the surviving entity and changing its name to Nuvelo.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Variagenics’ audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 2002, the accompanying notes and the report of Independent Accountants are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Nuvelo’s unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002, and unaudited pro forma condensed combining statement of operations for the three months ended March 31, 2003, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors
99.1	Variagenics’ audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 2002, the accompanying notes and the report of Independent Accountants
99.2	Nuvelo’s unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002, and unaudited pro forma condensed combining statement of operations for the three months ended March 31, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVELO, INC. (Registrant)

By:	/s/ Peter S. Garcia

Peter S. Garcia Senior Vice President and Chief Financial Officer

Dated: July 3, 2003

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EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors
99.1	Variagenics’ audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years ended December 31, 2002, the accompanying notes and the report of Independent Accountants
99.2	Nuvelo’s unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002, and unaudited pro forma condensed combining statement of operations for the three months ended March 31, 2003